Income taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure
Income Taxes	Note 38 – Income taxesThe components of income tax expense for the years ended December 31, are summarized in the following table.
(In thousands)	2019	2018	2017
Current income tax (benefit) expense:
Puerto Rico	$2,251	$126,700	$17,356
Federal and States	3,598	6,841	6,046
Subtotal	5,849	133,541	23,402
Deferred income tax expense (benefit):
Puerto Rico	123,337	(62,601)	31,132
Federal and States	17,995	20,953	7,938
Adjustment for enacted changes in income tax laws	-	27,686	168,358
Subtotal	141,332	(13,962)	207,428
Total income tax expense	$147,181	$119,579	$230,830
The reasons for the difference between the income tax expense applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico were as follows:
	2019		2018		2017
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$306,869	38%	$287,717	39%	$132,020	39%
Benefit of net tax exempt interest income	(145,597)	(18)	(97,199)	(13)	(76,815)	(23)
Effect of income subject to preferential tax rate[1]	(9,562)	(1)	(111,738)	(15)	(13,104)	(4)
Deferred tax asset valuation allowance	16,992	2	27,336	4	20,882	6
Difference in tax rates due to multiple jurisdictions	(12,888)	(2)	(16,324)	(3)	(2,217)	(1)
Adjustment in net deferred tax due to change in the applicable tax rate	(6,559)	(1)	27,686	4	168,358	50
Unrecognized tax benefits	-	-	(1,621)	-	(1,185)	-
State and local taxes	4,749	1	8,772	1	4,123	1
Others	(6,823)	(1)	(5,050)	(1)	(1,232)	-
Income tax expense	$147,181	18%	$119,579	16%	$230,830	68%
[1] For the year ended December 31,2018, includes the impact of the Tax Closing Agreement entered into in connection with the Westernbank FDIC-assisted Transaction.

For the year ended December 31,2019, the Corporation recorded income tax expense of $147.2 million, compared to $119.6 million for the previous year. The results for the year 2019 include an income tax benefit of approximately $26 million related to a revision of the amount of exempt income earned in prior years and certain adjustments pertaining to tax periods for which the statute of limitations had expired.

Income tax expense of $119.6 million for the year ended December 31, 2018 reflects the impact of the Termination Agreement with the FDIC. In June 2012, the Puerto Rico Department of the Treasury and the Corporation entered into a Tax Closing Agreement (the “Tax Closing Agreement”) to clarify the tax treatment related to the loans acquired in the FDIC Transaction in accordance with the provisions of the Puerto Rico Tax Code. The Tax Closing Agreement provides that these loans are capital assets and any principal amount collected in excess of the amount paid for such loans will be taxed as a capital gain. The Tax Closing Agreement further provides that the Corporation’s tax liability upon the termination of the Shared-Loss Agreements be calculated based on the “deemed sale” of the underlying loans. As a result, in connection with the Termination Agreement with the FDIC, the Corporation recognized an additional income tax expense of $49.8 million associated with the “deemed sale” incremental tax liability at the capital gains rate per the Tax Closing Agreement. In addition, the Corporation recognized an income tax benefit of $158.7 million related to the increase in deferred tax assets due to increase in the tax basis of the loans as a result of the “deemed sale” for a net tax benefit of $108.9 million. Also, the Corporation recorded an income tax expense of $45.0 million related to the gain resulting from the Termination Agreement, mainly related to the reversal of net deferred tax liability of the true-up payment obligation and the FDIC Loss Share Asset.

On December 10, 2018, the Governor of Puerto Rico signed into law Act No. 257 of 2018, which amended the Puerto Rico Internal Revenue Code to, among other things, reduce the Puerto Rico corporate income tax rate from 39% to 37.5%. The Corporation recognized $27.7 million of income tax expense as a result of a reduction in the Corporation’s net deferred tax asset related to its Puerto Rico operations, due to aforementioned reduction in tax rate at which it expects to realize the benefit of the deferred tax asset.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

	December 31, 2019
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$2,368	$5,269	$7,637
Net operating loss and other carryforward available	112,803	716,796	829,599
Postretirement and pension benefits	82,623	-	82,623
Deferred loan origination fees	2,519	(2,759)	(240)
Allowance for loan losses	405,475	10,981	416,456
Accelerated depreciation	3,439	4,914	8,353
FDIC-assisted transaction	82,684	-	82,684
Intercompany deferred gains	1,604	-	1,604
Lease liability	22,694	23,387	46,081
Difference in outside basis from pass-through entities	21,670	-	21,670
Other temporary differences	26,554	7,460	34,014
Total gross deferred tax assets	764,433	766,048	1,530,481
Deferred tax liabilities:
Indefinite-lived intangibles	37,411	36,058	73,469
Unrealized net gain (loss) on trading and available-for-sale securities	15,635	432	16,067
Right of use assets	20,598	21,430	42,028
Other temporary differences	12,778	1,179	13,957
Total gross deferred tax liabilities	86,422	59,099	145,521
Valuation allowance	100,175	399,800	499,975
Net deferred tax asset	$577,836	$307,149	$884,985

	December 31, 2018
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$15,900	$7,757	$23,657
Net operating loss and other carryforward available	116,154	720,933	837,087
Postretirement and pension benefits	83,390	-	83,390
Deferred loan origination fees	3,216	(1,280)	1,936
Allowance for loan losses	516,643	18,612	535,255
Deferred gains	-	2,551	2,551
Accelerated depreciation	1,963	5,786	7,749
FDIC-assisted transaction	95,851	-	95,851
Intercompany deferred gains	1,518	-	1,518
Difference in outside basis from pass-through entities	20,209	-	20,209
Other temporary differences	24,957	7,522	32,479
Total gross deferred tax assets	879,801	761,881	1,641,682
Deferred tax liabilities:
Indefinite-lived intangibles	34,081	39,597	73,678
Unrealized net gain (loss) on trading and available-for-sale securities	23,823	(12,783)	11,040
Other temporary differences	10,579	1,109	11,688
Total gross deferred tax liabilities	68,483	27,923	96,406
Valuation allowance	89,852	406,455	496,307
Net deferred tax asset	$721,466	$327,503	$1,048,969

The net deferred tax asset shown in the table above at December 31, 2019 is reflected in the consolidated statements of financial condition as $0.9 billion in net deferred tax assets (in the “other assets” caption) (2018 - $1.0 billion in deferred tax asset in the “other assets” caption) and $1.4 million in deferred tax liabilities (in the “other liabilities” caption) (2018 - $926 thousands in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

Included as part of the other carryforwards available are $29 million related to contributions to BPPR’s qualified pension plan that have no expiration date. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2019 expires as follows:

(In thousands)
2020	$492
2021	16
2022	396
2024	9,181
2025	13,516
2026	13,403
2027	22,343
2028	324,569
2029	110,075
2030	100,017
2031	94,332
2032	16,801
2033	2,945
2034	81,253
2037	7,489
2038	1,642
2039	2,104
$800,574

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. At December 31, 2019 the net deferred tax asset of the U.S. operations amounted to $707 million with a valuation allowance of approximately $400 million, for a net deferred tax asset after valuation allowance of approximately $307 million. As of December 31, 2019, after weighting all positive and negative evidence, the Corporation concluded that it is more likely than not that approximately $307 million of the deferred tax asset from the U.S. operations, comprised mainly of net operating losses, will be realized. The Corporation based this determination on its estimated earnings available to realize the deferred tax asset for the remaining carryforward period, together with the historical level of book income adjusted by permanent differences. Management will continue to evaluate the realization of the deferred tax asset each quarter and adjust as any changes arise.

At December 31, 2019, the Corporation’s net deferred tax assets related to its Puerto Rico operations amounted to $578 million.

The Corporation’s Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2019. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management’s estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

The Holding Company operation is in a cumulative loss position, taking into account taxable income exclusive of reversing temporary differences, for the three years period ending December 31, 2019. Management expect these losses will be a trend in future years. This objectively verifiable negative evidence is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, the Corporation has maintained a full valuation allowance on the deferred tax asset of $100 million as of December 2019.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. However, certain subsidiaries that are organized as limited liability companies with a partnership election are treated as pass-through entities for Puerto Rico tax purposes. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation’s subsidiaries in the United States file a consolidated federal income tax return. The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2018	$7.3
Additions for tax positions related to 2018	1.1
Reduction as a result of lapse of statute of limitations	(1.2)
Balance at December 31, 2018	$7.2
Additions for tax positions related to prior years [1]	9.1
Balance at December 31, 2019	$16.3
[1]

The Corporation recorded a deferred tax asset of $8.7 million associated with the unrecognized tax benefit. Since the uncertainty of the tax position is related to the timing of the tax benefit, it met the more likely than not standard of ASC 740-10-25-6.

At December 31, 2019, the total amount of interest recognized in the statement of financial condition approximated $3.5 million (2018 - $2.8 million). The total interest expense recognized during 2019 was $664 thousand (2018 - $615 thousand net of the reduction of $483 thousand due to the expiration of the statute of limitations). Management determined that, as of December 31, 2019 and 2018, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation’s effective tax rate, was approximately $10.5 million at December 31, 2019 (2018 - $9.0 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2019, the following years remain subject to examination in the U.S. Federal jurisdiction – 2016 and thereafter and in the Puerto Rico jurisdiction – 2014 and thereafter. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $2.1 million.